Acquisition (Tables)	12 Months Ended
Dec. 31, 2024
Acquisition [Abstract]
Schedule of Fair Value of the Identifiable Assets Acquired and Liabilities Assumed	Upon the acquisition, the Group recognized a loss of approximately $0.3 million in fair value change for the previous 19.99% equity interests in Smartconn.
Amount
Total consideration for step acquisition	$12,813,305

Assets acquired and liabilities assumed:
Cash acquired	49,496
Property and equipment, net	305
Intangible assets, net	19,226,106
Current liabilities	(83,496)
Total net assets acquired	19,192,411
Previous held 19.99% Equity Value	(7,962,586)
31% Equity Value with noncontrolling interest	(19,522,079)
Goodwill	$21,105,559
Upon the acquisition, the Group recognized a gain of approximately $2.7 million in fair value change for the previous 35% equity interests in Boxinrui.
Amount
Total consideration for step acquisition	$24,078,675

Assets acquired and liabilities assumed:
Cash acquired	10,258
Other current assets	1,034,968
Property and equipment, net	10,975
Intangible assets, net	17,984,093
Current liabilities	(211,718)
Total net assets acquired	18,828,576
Previous held 31.5% Equity Value	(13,937,461)
10% Equity Value with non-controlling interests	(4,424,591)
Goodwill	$23,612,151
The valuation report considered generally accepted valuation methodologies such as the income, market and cost approaches.
Amount
Total consideration for acquisition	$13,854,016

Assets acquired and liabilities assumed:
Cash acquired	47,073
Accounts receivable	1,048,422
Loan receivable	40,052
Prepayments, deposits and other current assets	650,632
Intangible assets, net	8,134,797
Accounts payable	(1,401,816)
Deferred revenue	(378,979)
Other current liabilities	(3,212)
Deferred tax liabilities	(2,033,699)
Total net assets acquired	6,103,270
Goodwill	$7,750,746